UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 4, 2017

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On January 4, 2017, BGC Partners, Inc. (“BGC Partners” or the “Company”) issued a press release announcing that the Company has entered into an agreement to acquire Besso Insurance Group Limited.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Discussion of Forward-Looking Statements by BGC Partners

Statements in the attached press release regarding BGC’s businesses that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Except as required by law, BGC undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in its public filings, including the most recent Form 10-K and any updates to such risk factors contained in subsequent Forms 10-Q or Forms 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description
99.1	BGC Partners, Inc. press release dated January 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: January 4, 2017	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated January 4, 2017 regarding a press release announcing that the Company has entered into an agreement to acquire Besso Insurance Group Limited]

Exhibit List

Exhibit No.	Description
99.1	BGC Partners, Inc. press release dated January 4, 2017